UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer NO.)

24025 Park Sorrento, Suite 410, Calabasas, CA 91302

(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197

(Issuer’s telephone/facsimile numbers, including area code)

Item 8.01 Other Events

On May 14, 2017, NetSol Technologies, Inc. (the “Company”) issued a press release announcing a delay in the release of the Company’s results for the third quarter and nine months ended March 31, 2017 and in the filing of its Quarterly Report on Form 10-Q for the quarter and nine months ended March 31, 2017. The Company filed a notification of late filing on Form 12b-25 with the Securities and Exchange Commission on May 16, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of NetSol Technologies, Inc., dated May 14, 2017.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date: May 16, 2017	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date: May 16, 2017	/s/ Roger Almond
ROGER ALMOND
Chief Financial Officer